Exhibit 99.1

Press Release — For Immediate Release
July 21, 2022

Penns Woods Bancorp, Inc. Reports Second Quarter 2022 Earnings

Williamsport, PA — July 21, 2022 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. achieved net income of $7.7 million for the six months ended June 30, 2022, resulting in basic and diluted earnings per share of $1.08.

Highlights

•Net income, as reported under GAAP, for the three and six months ended June 30, 2022 was $4.2 million and $7.7 million, respectively, compared to $3.6 million and $7.0 million for the same periods of 2021. Results for the three and six months ended June 30, 2022 compared to 2021 were impacted by an increase in after-tax securities losses of $154,000 (from a gain of $111,000 to a loss of $43,000) for the three month period and an increase in after-tax securities losses of $296,000 (from a gain of $205,000 to a loss of $91,000) for the six month period. Results for the three and six months ended June 30, 2022 were impacted by additional compensation expense of $183,000 (after-tax $145,000) associated with the voluntary cash settlement of 346,725 outstanding stock options. In addition, an after-tax loss of $201,000 related to a branch closure negatively impacted results for the six months ended June 30, 2022.

•The provision for loan losses decreased $20,000 and $385,000 for the three and six months ended June 30, 2022 to $330,000 and $480,000, respectively, compared to $350,000 and $865,000 for the 2021 periods. The provision for loan losses was elevated during 2021 due primarily to the uncertainty caused by the COVID-19 pandemic.

•Basic and diluted earnings per share for the three and six months ended June 30, 2022 were $0.60 and $1.08. Basic and diluted earnings per share for the three and six months ended June 30, 2021 were $0.51 and $1.00.

•Annualized return on average assets was 0.88% for three months ended June 30, 2022, compared to 0.76% for the corresponding period of 2021. Annualized return on average assets was 0.80% for the six months ended June 30, 2022, compared to 0.75% for the corresponding period of 2021.

•Annualized return on average equity was 10.15% for the three months ended June 30, 2022, compared to 8.70% for the corresponding period of 2021. Annualized return on average equity was 9.20% for the six months ended June 30, 2022, compared to 8.69% for the corresponding period of 2021.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $4.3 million for the three months ended June 30, 2022 compared to $3.5 million for the same period of 2021. Core earnings were $7.8 million for the six months ended June 30, 2022, compared to $6.8 million for the same period of 2021. Core earnings per share for the three months ended June 30, 2022 were $0.61 basic and diluted, compared to $0.49 basic and diluted core earnings per share for the same period of 2021. Core earnings per share for the six months ended June 30, 2022 were $1.10 basic and diluted, compared to $0.97 basic and diluted for the same period of 2021. Core return on average assets and core return on average equity were 0.89% and 10.25% for the three months ended June 30, 2022, compared to 0.74% and 8.43% for the corresponding period of 2021. Core return on average assets and core return on average equity were 0.81% and 9.31% for the six months ended June 30, 2022 compared to 0.73% and 8.44% for the corresponding period of 2021. Core earnings for the three and six months ended June 30, 2022 were impacted negatively by an after-tax compensation expense of $145,000 relating to the voluntary cash settlement of 346,725 stock options while the six month period ended June 30, 2022 was also impacted negatively by an after-tax loss of $201,000 relating to a branch closure. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and six months ended June 30, 2022 was 3.12% and 3.03%, compared to 2.78% and 2.83% for the corresponding periods of 2021. The increase in the net interest margin for the three and six month periods was driven by a decline in the rate paid on interest-bearing deposits of 29 and 33 basis points ("bps") as rates paid decreased throughout 2021 and remained at historically low levels during 2022. Leading the decline in the rate paid on interest-bearing deposits were decreases of 98 and 95 bps in the rate paid on time deposits as time deposits issued prior to the COVID-19 pandemic matured. The increase in the earning asset yield was driven by an increase in yield on federal funds sold and interest-bearing deposits due to the rate increases enacted by the Federal Open Market Committee ("FOMC"). For the three and six months ended June 30, 2022 there was an increase in rate on federal funds sold of 57 and 30 bps, respectively, while the rate on interest bearing deposits increased 57 and 26 bps.

Assets

Total assets decreased $3.1 million to $1.9 billion at June 30, 2022 compared to June 30, 2021.  Cash and cash equivalents decreased $176.1 million as interest-bearing accounts in other financial institutions decreased $174.9 million. Net loans increased $151.2 million to $1.5 billion at June 30, 2022 compared to June 30, 2021, as an emphasis was placed on commercial loan growth and customers focused on obtaining funding prior to additional FOMC rate increases. The investment portfolio increased $18.9 million from June 30, 2021 to June 30, 2022 as a portion of the excess cash liquidity was invested primarily into short-term municipal bonds with a maturity of five years or less.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.34% at June 30, 2022 from 0.59% at June 30, 2021 as non-performing loans have decreased to $5.1 million at June 30, 2022 from $7.9 million at June 30, 2021. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $263,000 for the six months ended June 30, 2022 impacted the allowance for loan losses, which was 0.97% of total loans at June 30, 2022 compared to 1.08% at June 30, 2021.

Deposits

Deposits increased $25.9 million to $1.6 billion at June 30, 2022 compared to June 30, 2021. Noninterest-bearing deposits increased $46.9 million to $524.3 million at June 30, 2022 compared to June 30, 2021.  Driving deposit growth was the continued emphasis on increasing the utilization of electronic (internet and mobile) deposit banking among our customers. Utilization of internet and mobile banking has increased since the start of 2020 due to these efforts coupled with a change in consumer behavior due to the business and travel restrictions caused by the COVID-19 pandemic. Interest-bearing deposits decreased due to the maturity of higher cost time deposits. The increased level of deposits has allowed for a $28.2 million decrease in long-term borrowings.

Shareholders’ Equity

Shareholders’ equity decreased $781,000 to $166.1 million at June 30, 2022 compared to June 30, 2021.  Accumulated other comprehensive loss of $9.7 million at June 30, 2022 increased from a loss of $1.4 million at June 30, 2021 as a result of a $6.2 million net unrealized loss on available for sale securities at June 30, 2022 compared to a unrealized gain of $4.1 million at June 30, 2021 coupled with a decrease in loss of $2.1 million in the defined benefit plan obligation. The current level of shareholders’ equity equates to a book value per share of $23.56 at June 30, 2022 compared to $23.63 at June 30, 2021, and an equity to asset ratio of 8.78% at June 30, 2022 and 8.80% at June 30, 2021. Dividends declared for the six months ended June 30, 2022 and 2021 were $0.64 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, Union, and Blair Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County, and United Insurance Solutions, LLC, which offers insurance products.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; (v) the effects of health emergencies, including the spread of infectious diseases or pandemics; or (vi) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,
(In Thousands, Except Share and Per Share Data)	2022	2021	% Change
ASSETS:
Noninterest-bearing balances	$26,540	$27,731	(4.29)%
Interest-bearing balances in other financial institutions	24,452	199,389	(87.74)%
Federal funds sold	40,000	40,000	—%
Total cash and cash equivalents	90,992	267,120	(65.94)%

Investment debt securities, available for sale, at fair value	192,438	171,783	12.02%
Investment equity securities, at fair value	1,153	1,269	(9.14)%
Investment securities, trading	33	43	(23.26)%
Restricted investment in bank stock, at fair value	13,458	15,120	(10.99)%
Loans held for sale	3,857	4,927	(21.72)%
Loans	1,489,132	1,337,947	11.30%
Allowance for loan losses	(14,393)	(14,438)	0.31%
Loans, net	1,474,739	1,323,509	11.43%
Premises and equipment, net	32,671	34,629	(5.65)%
Accrued interest receivable	8,246	8,363	(1.40)%
Bank-owned life insurance	34,115	34,005	0.32%
Investment in limited partnerships	4,901	4,795	2.21%
Goodwill	17,104	17,104	—%
Intangibles	396	568	(30.28)%
Operating lease right of use asset	2,747	2,946	(6.75)%
Deferred tax asset	5,689	3,624	56.98%
Other assets	9,267	5,065	82.96%
TOTAL ASSETS	$1,891,806	$1,894,870	(0.16)%

LIABILITIES:
Interest-bearing deposits	$1,065,291	$1,086,352	(1.94)%
Noninterest-bearing deposits	524,288	477,344	9.83%
Total deposits	1,589,579	1,563,696	1.66%

Short-term borrowings	5,464	7,520	(27.34)%
Long-term borrowings	112,874	141,051	(19.98)%
Accrued interest payable	452	961	(52.97)%
Operating lease liability	2,800	2,992	(6.42)%
Other liabilities	14,583	11,815	23.43%
TOTAL LIABILITIES	1,725,752	1,728,035	(0.13)%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,559,165 and 7,541,627 shares issued; 7,048,940 and 7,061,042 shares outstanding	41,995	41,897	0.23%
Additional paid-in capital	53,651	53,205	0.84%
Retained earnings	92,903	85,281	8.94%
Accumulated other comprehensive (loss) gain:
Net unrealized (loss) gain on available for sale securities	(6,222)	4,085	(252.31)%
Defined benefit plan	(3,458)	(5,523)	37.39%
Treasury stock at cost, 510,225 and 480,225	(12,815)	(12,115)	5.78%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	166,054	166,830	(0.47)%
Non-controlling interest	—	5	(100.00)%
TOTAL SHAREHOLDERS' EQUITY	166,054	166,835	(0.47)%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,891,806	$1,894,870	(0.16)%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended June 30,				Six Months Ended June 30,
(In Thousands, Except Share and Per Share Data)	2022	2021	% Change		2022	2021	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$13,620	$13,099	3.98%		$26,658	$26,444	0.81%
Investment securities:
Taxable	864	838	3.10%		1,601	1,657	(3.38)%
Tax-exempt	194	164	18.29%		358	335	6.87%
Dividend and other interest income	506	305	65.90%		842	565	49.03%
TOTAL INTEREST AND DIVIDEND INCOME	15,184	14,406	5.40%		29,459	29,001	1.58%

INTEREST EXPENSE:
Deposits	710	1,489	(52.32)%		1,498	3,173	(52.79)%
Short-term borrowings	2	2	—%		3	4	(25.00)%
Long-term borrowings	625	820	(23.78)%		1,258	1,659	(24.17)%
TOTAL INTEREST EXPENSE	1,337	2,311	(42.15)%		2,759	4,836	(42.95)%

NET INTEREST INCOME	13,847	12,095	14.49%		26,700	24,165	10.49%

PROVISION FOR LOAN LOSSES	330	350	(5.71)%		480	865	(44.51)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,517	11,745	15.09%		26,220	23,300	12.53%

NON-INTEREST INCOME:
Service charges	509	379	34.30%		1,004	762	31.76%
Debt securities (losses) gains, available for sale	(10)	137	(107.30)%		(12)	275	(104.36)%
Equity securities (losses) gains	(41)	4	(1,125.00)%		(99)	(19)	(421.05)%
Securities (losses) gains, trading	(3)	(1)	(200.00)%		(4)	3	(233.33)%
Bank-owned life insurance	161	162	(0.62)%		331	335	(1.19)%
Gain on sale of loans	266	670	(60.30)%	.	611	1,578	(61.28)%
Insurance commissions	107	150	(28.67)%		277	307	(9.77)%
Brokerage commissions	158	207	(23.67)%		358	426	(15.96)%
Loan broker income	371	238	55.88%		912	677	34.71%
Debit card income	391	398	(1.76)%		736	778	(5.40)%
Other	228	565	(59.65)%		435	401	8.48%
TOTAL NON-INTEREST INCOME	2,137	2,909	(26.54)%		4,549	5,523	(17.64)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	6,141	5,672	8.27%		12,405	11,270	10.07%
Occupancy	740	717	3.21%		1,650	1,693	(2.54)%
Furniture and equipment	746	971	(23.17)%		1,638	1,780	(7.98)%
Software amortization	219	208	5.29%		472	406	16.26%
Pennsylvania shares tax	396	372	6.45%		785	724	8.43%
Professional fees	582	684	(14.91)%		1,120	1,267	(11.60)%
Federal Deposit Insurance Corporation deposit insurance	228	264	(13.64)%		430	485	(11.34)%
Marketing	220	140	57.14%		284	203	39.90%
Intangible amortization	41	50	(18.00)%		85	103	(17.48)%
Other	1,107	1,170	(5.38)%		2,558	2,268	12.79%
TOTAL NON-INTEREST EXPENSE	10,420	10,248	1.68%		21,427	20,199	6.08%
INCOME BEFORE INCOME TAX PROVISION	5,234	4,406	18.79%		9,342	8,624	8.33%
INCOME TAX PROVISION	1,003	813	23.37%		1,679	1,584	6.00%
NET INCOME	$4,231	$3,593	17.76%		$7,663	$7,040	8.85%
Earnings attributable to noncontrolling interest	—	5	(100.00)%		—	11	(100.00)%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$4,231	$3,588	17.92%		$7,663	$7,029	9.02%
EARNINGS PER SHARE - BASIC	$0.60	$0.51	17.65%		$1.08	$1.00	8.00%
EARNINGS PER SHARE - DILUTED	$0.60	$0.51	17.65%		$1.08	$1.00	8.00%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,059,045	7,059,667	(0.01)%		7,065,772	7,057,404	0.12%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,059,045	7,059,667	(0.01)%		7,065,772	7,057,404	0.12%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES
(UNAUDITED)

	Three Months Ended
	June 30, 2022			June 30, 2021
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$52,886	$331	2.51%	$46,926	$334	2.85%
All other loans	1,394,631	13,358	3.84%	1,285,853	12,835	4.00%
Total loans	1,447,517	13,689	3.79%	1,332,779	13,169	3.96%

Federal funds sold	48,352	154	1.28%	25,538	45	0.71%

Taxable securities	154,484	1,048	2.75%	148,415	1,051	2.87%
Tax-exempt securities	45,824	245	2.17%	36,469	208	2.31%
Total securities	200,308	1,293	2.62%	184,884	1,259	2.76%

Interest-bearing deposits	102,172	168	0.66%	218,868	48	0.09%

Total interest-earning assets	1,798,349	15,304	3.42%	1,762,069	14,521	3.31%

Other assets	131,117			128,402

TOTAL ASSETS	$1,929,466			$1,890,471

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$248,063	24	0.04%	$225,625	28	0.05%
Super Now deposits	388,002	239	0.25%	285,672	208	0.29%
Money market deposits	304,636	210	0.28%	309,749	256	0.33%
Time deposits	164,301	237	0.58%	256,345	997	1.56%
Total interest-bearing deposits	1,105,002	710	0.26%	1,077,391	1,489	0.55%

Short-term borrowings	5,636	2	0.14%	7,047	2	0.11%
Long-term borrowings	112,901	625	2.22%	141,076	820	2.33%
Total borrowings	118,537	627	2.12%	148,123	822	2.23%

Total interest-bearing liabilities	1,223,539	1,337	0.44%	1,225,514	2,311	0.76%

Demand deposits	518,467			482,513
Other liabilities	20,708			17,384
Shareholders’ equity	166,752			165,060

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,929,466			$1,890,471
Interest rate spread			2.98%			2.55%
Net interest income/margin		$13,967	3.12%		$12,210	2.78%

	Three Months Ended June 30,
	2022	2021
Total interest income	$15,184	$14,406
Total interest expense	1,337	2,311
Net interest income (GAAP)	13,847	12,095
Tax equivalent adjustment	120	115
Net interest income (fully taxable equivalent) (non-GAAP)	$13,967	$12,210

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES
(UNAUDITED)

	Six Months Ended
	June 30, 2022			June 30, 2021
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$50,775	$639	2.54%	$46,177	$684	2.99%
All other loans	1,372,810	26,153	3.84%	1,289,660	25,904	4.05%
Total loans	1,423,585	26,792	3.80%	1,335,837	26,588	4.01%

Federal funds sold	49,171	247	1.01%	12,840	45	0.71%

Taxable securities	149,489	1,968	2.67%	146,740	2,083	2.88%
Tax-exempt securities	43,416	453	2.12%	36,420	424	2.36%
Total securities	192,905	2,421	2.54%	183,160	2,507	2.78%

Interest-bearing deposits	129,704	228	0.35%	207,495	94	0.09%

Total interest-earning assets	1,795,365	29,688	3.34%	1,739,332	29,234	3.39%

Other assets	128,624			126,418

TOTAL ASSETS	$1,923,989			$1,865,750

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$244,528	46	0.04%	$220,161	72	0.07%
Super Now deposits	379,496	434	0.23%	287,444	475	0.33%
Money market deposits	301,744	396	0.26%	307,885	523	0.34%
Time deposits	177,487	622	0.71%	255,408	2,103	1.66%
Total interest-bearing deposits	1,103,255	1,498	0.27%	1,070,898	3,173	0.60%

Short-term borrowings	5,416	3	0.11%	6,368	4	0.13%
Long-term borrowings	114,077	1,258	2.23%	141,279	1,659	2.37%
Total borrowings	119,493	1,261	2.13%	147,647	1,663	2.27%

Total interest-bearing liabilities	1,222,748	2,759	0.46%	1,218,545	4,836	0.80%

Demand deposits	512,441			464,237
Other liabilities	22,184			21,227
Shareholders’ equity	166,616			161,741

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,923,989			$1,865,750
Interest rate spread			2.88%			2.59%
Net interest income/margin		$26,929	3.03%		$24,398	2.83%

	Six Months Ended June 30,
	2022	2021
Total interest income	$29,459	$29,001
Total interest expense	2,759	4,836
Net interest income	26,700	24,165
Tax equivalent adjustment	229	233
Net interest income (fully taxable equivalent) (non-GAAP)	$26,929	$24,398

(Dollars in Thousands, Except Per Share Data, Unaudited)	Quarter Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Operating Data
Net income	$4,231	$3,432	$4,879	$4,125	$3,588
Net interest income	13,847	12,853	12,921	12,632	12,095
Provision for loan losses	330	150	(300)	75	350
Net security (losses) gains	(54)	(61)	360	40	140
Non-interest income, excluding net security gains	2,191	2,473	2,835	2,911	2,769
Non-interest expense	10,420	11,007	10,259	10,447	10,248

Performance Statistics
Net interest margin	3.12%	2.93%	2.90%	2.85%	2.78%
Annualized return on average assets	0.88%	0.72%	1.02%	0.86%	0.76%
Annualized return on average equity	10.15%	8.17%	11.59%	9.85%	8.70%
Annualized net loan (recoveries) charge-offs to average loans	(0.01)%	0.09%	0.02%	(0.01)%	0.03%
Net (recoveries) charge-offs	(40)	303	81	(44)	114
Efficiency ratio	64.72%	71.53%	64.83%	66.93%	68.61%

Per Share Data
Basic earnings per share	$0.60	$0.49	$0.69	$0.58	$0.51
Diluted earnings per share	0.60	0.49	0.69	0.58	0.51
Dividend declared per share	0.32	0.32	0.32	0.32	0.32
Book value	23.56	23.81	24.37	23.84	23.63
Common stock price:
High	24.35	24.67	24.65	24.42	26.51
Low	22.34	23.64	23.50	22.78	23.03
Close	23.09	24.43	23.65	23.92	23.82
Weighted average common shares:
Basic	7,059	7,073	7,068	7,064	7,060
Fully Diluted	7,059	7,073	7,068	7,064	7,060
End-of-period common shares:
Issued	7,559	7,555	7,550	7,546	7,542
Treasury	(510)	(480)	(480)	(480)	(480)

(Dollars in Thousands, Except Per Share Data, Unaudited)	Quarter Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Financial Condition Data:
General
Total assets	$1,891,806	$1,916,809	$1,940,809	$1,910,791	$1,894,870
Loans, net	1,474,739	1,391,943	1,377,971	1,332,668	1,323,509
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	396	437	480	524	568
Total deposits	1,589,579	1,612,395	1,621,315	1,593,019	1,563,696
Noninterest-bearing	524,288	514,130	494,360	481,875	477,344
Savings	249,057	245,661	236,312	231,189	226,573
NOW	353,102	379,838	366,399	340,441	296,450
Money Market	309,453	299,166	318,877	305,156	301,405
Time Deposits	153,679	173,600	205,367	234,358	261,924
Total interest-bearing deposits	1,065,291	1,098,265	1,126,955	1,111,144	1,086,352

Core deposits*	1,435,900	1,438,795	1,415,948	1,358,661	1,301,772
Shareholders’ equity	166,054	168,427	172,274	168,478	166,830

Asset Quality
Non-performing loans	$5,100	$5,281	$6,250	$7,763	$7,931
Non-performing loans to total assets	0.27%	0.28%	0.32%	0.41%	0.42%
Allowance for loan losses	14,393	14,023	14,176	14,557	14,438
Allowance for loan losses to total loans	0.97%	1.00%	1.02%	1.08%	1.08%
Allowance for loan losses to non-performing loans	282.22%	265.54%	226.82%	187.52%	182.05%
Non-performing loans to total loans	0.34%	0.38%	0.45%	0.58%	0.59%

Capitalization
Shareholders’ equity to total assets	8.78%	8.79%	8.88%	8.82%	8.80%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Thousands, Except Per Share Data)	2022	2021	2022	2021
GAAP net income	$4,231	$3,588	$7,663	$7,029
Less: net securities (losses) gains, net of tax	(43)	111	(91)	205
Non-GAAP core earnings	$4,274	$3,477	$7,754	$6,824

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Return on average assets (ROA)	0.88%	0.76%	0.80%	0.75%
Less: net securities (losses) gains, net of tax	(0.01)%	0.02%	(0.01)%	0.02%
Non-GAAP core ROA	0.89%	0.74%	0.81%	0.73%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Return on average equity (ROE)	10.15%	8.70%	9.20%	8.69%
Less: net securities (losses) gains, net of tax	(0.10)%	0.27%	(0.11)%	0.25%
Non-GAAP core ROE	10.25%	8.43%	9.31%	8.44%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Basic earnings per share (EPS)	$0.60	$0.51	$1.08	$1.00
Less: net securities (losses) gains, net of tax	(0.01)	0.02	(0.02)	0.03
Non-GAAP basic core EPS	$0.61	$0.49	$1.10	$0.97

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Diluted EPS	$0.60	$0.51	$1.08	$1.00
Less: net securities (losses) gains, net of tax	(0.01)	0.02	(0.02)	0.03
Non-GAAP diluted core EPS	$0.61	$0.49	$1.10	$0.97